SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        June 6, 1997

                         REGENCY REALTY CORPORATION
          (Exact name of registrant as specified in its charter)


     Florida                        1-12298                   59-3191743
(State or other jurisdiction       Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                32202
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:          (904)-356-7000



                                 Not Applicable
         (Former name or former address, if changed since last report)









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ITEM 2.                     ACQUISITION OF ASSETS

On May 30, 1997, Regency Retail Centers of Ohio, Inc. ("RRC Ohio"), a wholly-owned subsidiary of Regency Realty Corporation (the "Company") entered into a purchase agreement with The Community Center Fund III LP, a Delaware limited partnership ("Community") and Midland Hyde Park Partners, LP, a Missouri limited partnership ("MHPP"). Community and MHPP owned a sixty-five percent (65%) and thirty-five percent (35%) interest in Hyde Park Partners, an Ohio general partnership ("Hyde Park"), respectively. Hyde Park owns Hyde Park Plaza, a 374,537 square foot neighborhood shopping center located in Cincinnati, Ohio. The shopping center, built in 1962 and redeveloped in 1995, is anchored by a 69,000 square foot Kroger grocery store, a 12,558 square foot Barnes & Noble Bookstore, a 16,000 square foot The Gap, a 16,000 square foot Walgreens and a 69,592 square foot Thriftway grocery store, and is currently 97.3% leased.

On June 6, 1997, RRC Ohio acquired all of the interest of Community in Hyde Park for $15,597,978 in cash. RRC Ohio and MHPP then converted Hyde Park into an Ohio limited partnership, and RRC Ohio acquired substantially all of the interest of MHPP in Hyde Park for $763,889 in cash. General and Limited Partnership Units in the Limited Partnership valued at $176,859 were then issued to MHPP in exchange for its remaining interest in the General Partnership. Additionally, the limited partnership assumed an existing mortgage loan with Principal Mutual Life Insurance Company for $24,750,000. The limited partner receives preferred distributions for each Partnership Unit owned equal to the dividend declared per share of common stock of the Company. Operating income in excess of the preferred distribution is paid to the Company in the form of interest on an inter-company loan and general partner distributions.

The factors considered by the Company in determining the price to be paid for the shopping center included its historical and expected cash flow, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, and the anticipated impact on the Company's financial results. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the purchase price on the factors discussed above. No separate independent appraisals were obtained for the property acquired.



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ITEM 5                          OTHER EVENTS

The Company, through its wholly-owned subsidiaries (together the "Company") acquired five shopping centers (the "Acquisition Properties") during the months of March and April, 1997. The individual purchase price of these acquisitions, as provided below, did not individually exceed 10% of the Company's total assets. The acquisitions were made pursuant to separate purchase agreements, the sellers of which are unrelated to the Company. All of the properties currently operate as neighborhood retail shopping centers, and will continue as such. The purchase price of each shopping center was funded from the Company's revolving line of credit with Wells Fargo Realty Advisors Funding, Inc.

The factors considered by the Company in determining the price to be paid for the shopping centers included historical and expected cash flow, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, and the anticipated impact on the Company's financial results. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the purchase price on the factors discussed above. No separate independent appraisals were obtained for the Acquisition Properties.

The following summarizes the Acquisition Properties:




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


                        Estimated
      Property         Completion    Acquisition                                 Occupancy at
        Name              Costs          Date         GLA        City/State      Acquisition

Oakley Plaza          $  8,201,000     3-14-97      118,727   Asheville, N.C.       100%
Mariner's Village     $  7,607,350     3-25-97      117,665   Orlando, FL           95.8%
Carmel Commons        $ 11,801,150     3-28-97      132,647   Charlotte, N.C.       97.1%
Mainstreet Square     $  5,855,234     4-15-97      107,159   Orlando, FL           88.8%
East Port Plaza       $ 14,907,688     4-25-97      235,842   Port St. Lucie,FL     96.3%
                      ===========                   ========
Total                 $48,372,422                   712,040
                      ===========                   ========



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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A. & B. Financial Statements and Pro Forma Financial Information

Audited Financial Statements of the Acquisition Properties are currently unavailable; however, they will be filed as soon as they are available. Audited Financial Statements of Hyde Park Plaza are currently unavailable; however, they will be filed together with the Pro Forma Financial Statements of the Company as soon as they are available, but in no event beyond 60 days of the required filing date of this report.

C.      Exhibits:

10.     Material Contracts

        (a) Purchase and Sale Agreement dated May 30, 1997, between Regency Centers of Ohio, Inc., an Ohio corporation, as purchaser, and The Community Center Fund III LP, a Delaware limited partnership and Midland Hyde Park Partners, LP, a Missouri limited partnership, as sellers, relating to the acquisition of Hyde Park Plaza.

   *   (b)     Purchase and Sale Agreement  dated February 6, 1997,  between
               RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Wake Capital Partnership as seller relating to the acquisition of Oakley Plaza Shopping Center.

   *   (c)     Purchase and Sale Agreement dated November 26, 1996,  between
               RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Boyle Investment Company as seller relating to the acquisition of Mariner's Village Shopping Center.

   *   (d)     Purchase and Sale Agreement  dated February 6, 1997,  between
               RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Charlotte Capital Partnership as seller relating to the acquisition of Carmel Commons Shopping Center.

   *   (e)     Purchase and Sale Agreement dated March 17, 1997, between RRC
               Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and PDI Orlando III, Limited Partnership as seller relating to the acquisition of Mainstreet Square Shopping Center.

   *   (f)     Purchase and Sale Agreement dated March 17, 1997, between RRC
               Acquisitions,  Inc., a wholly-owned  subsidiary of the Company as purchaser  and PDI St.  Lucie I  Limited  Partnership  as  seller relating to the acquisition of East Port Plaza Shopping Center.
--------------------------------

          * Incorporated by reference to Form 10-Q filed May 15, 1997.

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            REGENCY REALTY CORPORATION
                                            (registrant)



June 20, 1997                               By:/s/J. Christian Leavitt
                                            --------------------------
                                                  J. Christian Leavitt
                                                  Vice President and Treasurer
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